SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

      April 2, 1996

GREAT AMERICAN RECREATION, INC.
(Exact name of registrant as specified in its charter)

New Jersey              0-9949          22-2381071
(State or other       (commission       (IRS Employer
jurisdiction of       File Number)      Identification No.)
incorporation)

P.O. Box 848, McAfee, New Jersey  07428
(Address of principal executive offices)

Registrant's telephone number, including area code: 201-827-2000


(Former name or former address, if changed since last report)

ITEM 3 - BANKRUPTCY OR RECEIVERSHIP

   On April 2, 1996, the Registrant and its subsidiaries filed voluntary petitions with the United States Bankruptcy Court for the District of New Jersey seeking reorganization under Chapter
11 of the United States Bankruptcy Code.


SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           Great American Recreation, Inc.

Dated: April 5, 1996  By:  /s/ Maurice Prendergast, President